UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 15, 2026

Milestone Scientific Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-14053	13-3545623
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

220 South Orange Avenue, Livingston Corporate Park Livingston, New Jersey	070340
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (973) 535-2717

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name on exchange on which registered
Common Stock	MLSS	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 1.01 — Entry into a Material Agreement

On January 15, 2026, Milestone Scientific Inc. (“the Company”) entered into an Amended and Restated Memorandum of Understanding (the “MOU”) with Innovest S.p.A., as the holder of certain consent/blockage rights with respect to BP4 S.r.l., a society’ a responsibility’ limitation in liquidation (“BP4”). According to BP4, it was then the owner of 11.31% of the outstanding shares of common stock of the Company. BP4 agreed, among other things, subject to certain conditions, including approval by its shareholders, not to sell or transfer any of its shares of the Company for a period of twelve months (the “Lock-Up” and such a period, the “Lock-Up Period”) following consummation of a $2.5 million offering by the Company. The BP4 Lock-Up, in addition to customary underwriter exceptions, permits transfers of Lock-Up securities prior to the 12-month Lock-Up Period terminating, as follows:

● If the Company’s stock closes above $0.50 for 10 consecutive trading days, then BP4 may distribute to its shareholders up to 33.33% of the Lock-Up securities; and

● If the Company’s stock closes above $0.70 for 10 consecutive trading days, then BP4 may distribute to its shareholders up to an additional 33.3% of the Lock-Up securities (or up to 66.66% of the Lock-Up securities on a cumulative basis); and

● If the Company’s stock closes above $0.90 for 10 consecutive trading days, then BP4 may distribute to its shareholders up to an additional 33.3% of the Lock-Up securities (or up to 100% of the Lock-Up securities on a cumulative basis).

The MOU was approved by BP4’s shareholders at on January 15, 2026.

A copy of the MOU is attached hereto as Exhibit 1.1 and is incorporated herein by reference.

The foregoing description of the material terms of the MOU does not purport to be complete and is qualified in its entirety by reference to such an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Milestone Scientific Inc.

Dated: January 20, 2026	By:	/s/ Eric Hines
Eric Hines
Chief Financial Officer